UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
June 6, 2023

GoDaddy Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36904		46-5769934
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

2155 E. GoDaddy Way	Tempe	Arizona	85284
(Address of Principal Executive Offices)			(Zip Code)
(480) 505-8800
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	GDDY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
As previously announced, on September 23, 2022, Chuck Robel, Chair of the Board of Directors (the “Board”) of GoDaddy Inc. (the “Company”), informed the Company of his decision to retire from the Board as of the Company’s 2023 annual meeting of stockholders (the “Annual Meeting”), which was held on June 7, 2023.
On June 6, 2023, the Company entered into a consulting agreement with Mr. Robel, pursuant to which he will provide strategic and advisory consulting services to the Company and the Board for a consulting period commencing on June 6, 2023 and ending on January 30, 2025. Mr. Robel will not receive any cash compensation for his consulting services, and any equity that Mr. Robel holds that is unvested as of the beginning of the consulting period will be forfeited.
This description of the consulting agreement is qualified in its entirety by reference to the full text of the agreement, a copy of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2023.
Item 5.07    Submission of Matters to a Vote of Security Holders
As described above, the Company held its Annual Meeting on June 7, 2023.
For more information about the three proposals that were voted on at the Annual Meeting, see the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 20, 2023.
The voting results for each of the proposals are as follows:
1.    Election of three Class II directors to serve until the 2024 annual meeting of stockholders and until their successors are duly elected and qualified, subject to earlier resignation, death or removal
Each director nominee was duly elected to serve until the 2024 annual meeting of stockholders and until their successor is duly elected and qualified, subject to earlier resignation, death or removal. The results of such vote were as follows:

Nominee	For	Against	Abstain	Broker Non-votes
Mark Garrett	128,285,720	3,711,777	19,856	7,931,539
Srini Tallapragada	131,265,110	726,513	25,730	7,931,539
Sigal Zarmi	131,254,541	739,696	23,116	7,931,539
2.    Advisory, non-binding vote to approve named executive officer compensation
The stockholders approved the advisory, non-binding proposal to approve the compensation of the Company’s named executive officers. The results of such vote were as follows:

For	Against	Abstain	Broker Non-votes
124,914,402	5,358,114	1,744,837	7,931,539
3.    Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2023
The stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023. The results of such vote were as follows:

For	Against	Abstain
138,545,480	1,381,139	22,273

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GODADDY INC.

Date:	June 8, 2023	/s/ Michele Lau
Michele Lau
Chief Legal Officer